COMMITMENTS AND CONTINGENT LIABILITIES	6 Months Ended
Jun. 30, 2014
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENT LIABILITIES
COMMITMENTS AND CONTINGENT LIABILITIES
Assets Pledged

(in millions of $)	June 30, 2014
Book value of consolidated assets pledged under ship mortgages	$1,966

The Company and its equity-accounted subsidiaries have funded their acquisition of vessels, jack-up rig and ultra deepwater drilling units through a combination of equity, short-term debt and long-term debt. Providers of long-term loan facilities usually require that the loans be secured by mortgages against the assets being acquired. As at June 30, 2014, the Company ($1.7 billion) and its equity-accounted subsidiaries ($1.5 billion) had a combined outstanding indebtedness of $3.2 billion (December 31, 2013: $2.9 billion) under various credit facilities. Substantially all of the Company’s vessels and rigs have been pledged under mortgages in respect of this outstanding indebtedness excluding two 1,700 TEU container vessels built in 2005 and two 5,800 TEU container vessels. Additionally, the four newbuilding 8,700 TEU container vessels currently under construction and the two 82,000 dwt Kamsarmax dry-bulk carriers built in 2012 which the Company has paid deposits on, are not pledged under mortgages.
Other Contractual Commitments
The Company has arranged insurance for the legal liability risks for its shipping activities with Assuranceforeningen SKULD, Assuranceforeningen Gard Gjensidig and Britannia Steam Ship Insurance Association Limited, all mutual protection and indemnity associations. On certain of the vessels insured, the Company is subject to calls payable to the associations based on the Company’s claims record in addition to the claims records of all other members of the associations. A contingent liability exists to the extent that the claims records of the members of the associations in the aggregate show significant deterioration, which may result in additional calls on the members.

The Company has provided guarantees for the secured term loan facilities relating to SFL West Polaris, SFL Deepwater, SFL Hercules and SFL Linus which are wholly-owned subsidiaries of the Company accounted for using the equity method. The assets and liabilities of these subsidiaries including their loan facilities are presented on the Company's balance sheet on a net basis within ‘Investment in associated companies’. As of June 30, 2014, the guarantees provided by the Company to the providers of these entities’ loan facilities were limited to $359 million (December 31, 2013: $280 million) on an aggregate basis. As of June 30, 2014, the combined outstanding balance of these entities’ loan facilities was $1.5 billion (December 31, 2013: $1.1 billion).

At June 30, 2014, the Company had contractual commitments under acquisition agreements and newbuilding contracts totaling $256.7 million (December 31, 2013: $794.8 million).

The Company is routinely party both as plaintiff and defendant to lawsuits in various jurisdictions under charter hire obligations arising from the operation of its vessels in the ordinary course of business. The Company believes that the resolution of such claims will not have a material adverse effect on its results of operations or financial position. The Company has not recognized any contingent gains or losses arising from the pending results of any such lawsuits.